UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

The Emerging Markets Portfolio

March 27, 2020

To the Shareholders of the Affected Portfolio:

A Special Meeting (the “Special Meeting”) of shareholders of The Emerging Markets Portfolio of the HC Capital Trust (the “Trust”) will be held on April 30, 2020 at 10:00 am (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of The Emerging Markets Portfolio will be asked to consider and vote upon an important matter relating to the portfolio management services provided to them.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box, and voting for or against the proposal described in the Proxy Statement.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote “FOR” the approval of the proposal.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Colette Bergman

Vice President & Treasurer

HC Capital Trust

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of

THE EMERGING MARKETS PORTFOLIO

of

HC CAPITAL TRUST

to be held on April 30, 2020

TO THE SHAREHOLDERS:

Notice is hereby given (“Notice of Meeting”) that a Special Meeting (the “Special Meeting”) of the shareholders of The Emerging Markets Portfolio of the HC Capital Trust (the “Trust”) will be held on Thursday, April 30, 2020, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, Pennsylvania 19428, at 10:00 am (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of each of The Emerging Markets Portfolio will be asked:

To approve or disapprove a portfolio management agreement between the Trust and XY Investments (HK) Ltd relating to The Emerging Markets Portfolio.

Shareholders of The Emerging Markets Portfolio will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposal above is provided in the proxy statement attached to this Notice of Meeting.

Shareholders of record of The Emerging Markets Portfolio at the close of business on March 20, 2020 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return any enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card.    If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card.

It is important that you return your signed proxy promptly so that a quorum may be ensured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON April 30, 2020

The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at

www.hccapitalsolutions.com.

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

PROXY STATEMENT

This proxy statement (“Proxy Statement”) and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the HC Capital Trust (the “Trust”). The matters discussed in this Proxy Statement relate to The Emerging Markets Portfolio.

Proxies so solicited are intended for use at a special meeting of shareholders of The Emerging Markets Portfolio or any adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 am (Eastern Time) on Thursday, April 30, 2020 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card(s) will first be mailed to shareholders on or about March 27, 2020. Only shareholders of record of The Emerging Markets Portfolio on March 20, 2020 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposal (the “Proposal”) to be presented at the Special Meeting, and indicates and the number of shares outstanding (“Record Date Shares”) for The Emerging Markets Portfolio as of the Record Date:

Summary of Proposal	Record Date Shares for The Emerging Markets Portfolio

Approval of a portfolio management agreement between the Trust, on behalf of The Emerging Markets Portfolio, and XY Investments (HK) Ltd (“XY Investments”).	HC Strategic Shares: HC Advisors Shares: 0

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to the Proposal. Shareholders of The Emerging Markets Portfolio will vote together on the Proposal without regard to the class of shares held.

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of The Emerging Markets Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. Approval of the Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of The Emerging Markets Portfolio. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of The Emerging Markets Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of The Emerging Markets Portfolio are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of the Proposal. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposal, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. HC Capital Solutions, a separate operating division of Hirtle Callaghan & Co. LLC (the “Adviser”) serves as the primary investment adviser to the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve the Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of The Emerging Markets Portfolio’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2019, as well as its Semi-Annual Report to Shareholders, dated December 31, 2019, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND.

Background. The Trust is a diversified, open-end management investment company. It is designed to operate as a “multi-manager” or “manager of managers” vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios (each, a “Portfolio”) by one or more investment advisory organizations (each, a “Specialist Manager”). The Adviser serves as the Trust’s primary investment adviser for each Portfolio, including The Emerging Markets Portfolio. In this capacity, the Adviser is responsible for selecting Specialist Managers that it believes will achieve superior investment records relative to selected benchmarks; implement investment styles that complement those of other Specialist Managers serving the relevant Portfolios and monitor the performance and adherence to stated styles of the Specialist Managers. The Adviser is also responsible for allocating portfolio assets among Specialist Managers and allocations to any Specialist Manager may vary between 0% to 100%, at the discretion of the Adviser. The Trust’s Board is responsible for the overall supervision and management of the business and affairs of the Trust.

The Portfolio’s Specialist Managers. The Trust has entered into separate portfolio management agreements relating to The Emerging Markets Portfolio with five Specialist Managers: Cadence Capital Management, LLC (“Cadence”); City of London Investment Management Company Limited (“CLIM”); Mellon Investments Corporation (“Mellon”); Parametric Portfolio Associates, LLC (“Parametric”); and RBC Global Asset Management (UK) Limited (“RBC GAM”). Additional information about each of these organizations is set forth under the heading “Management of the Trust” in this Proxy Statement.

PROPOSAL

Approval of a Portfolio Management Agreement between the Trust,

on behalf of The Emerging Markets Portfolio, and XY Investments

At its regular meeting on March 10, 2020, the Board approved a new Portfolio Management Agreement with XY Investments (the “Proposed Agreement”) in connection with the specialized investment strategy sought by the Adviser for The Emerging Markets Portfolio. In approving the Proposed Agreement, the Board considered a number of factors specifically related to the nature of XY Investments’ proprietary strategy, which employs an active quantitative strategy designed to deliver excess return by optimizing on fundamental, valuation, and sentiment data points with respect to China A Shares. The Board was informed that, unlike developed markets where quantitative investing is common, China’s quantitative trading volume is relatively sparse, particularly with respect to equity securities and that the XY Investments team was trained at some of the top quantitative firms in the United States and is implementing similar processes in a less efficient market with less competition.

Under the 1940 Act, the Proposed Agreement may only be implemented with the approval of The Emerging Markets Portfolio’s shareholders. If the Proposed Agreement is implemented, the rate at which fees payable to XY Investments will be computed will be higher than those of the other current Specialist Managers for The Emerging Markets Portfolio. As a result, it is expected that the overall advisory fees to be paid by The Emerging Markets Portfolio will increase if the respective Proposed Agreement is approved. The extent of such increase will depend on the allocation of assets amongst the Specialist Managers.

In the event that shareholders of The Emerging Markets Portfolio do not approve the Proposed Agreement, the Proposed Agreement will not be entered into and the Board will determine an appropriate alternate course of action.

Further Information

The factors considered by the Board in approving the Proposed Agreement, as well as further information about The Emerging Markets Portfolio and the anticipated impact of the Proposed Agreement on the fees and expenses of The Emerging Markets Portfolio are set forth below. Appendix A of this Proxy Statement illustrates the impact that the fee structure under the Proposed Agreement would have had on The Emerging Markets Portfolio had it been in effect during the fiscal year ended June 30, 2019.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE EMERGING MARKETS PORTFOLIO

VOTE “FOR” THE PROPOSAL

Factors Considered by the Board in Approving the Proposal.

The Proposed Agreement was approved by the Trust’s Board, including a majority of the members of the Board who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), at the regular meeting of the Board held on March 10, 2020 (the “March Meeting”). Based upon the Adviser’s recommendation, it was determined by the Board that an allocation of assets of The Emerging Markets Portfolio to XY Investments was appropriate in order to access the firm’s ability to employ quantitative strategies in the China A Shares market. Accordingly, the Board approved the terms of the Proposed Agreement.

In connection with its deliberations, the Board reviewed and considered information that it had requested and received from XY Investments, as well as information provided to it by the Adviser in connection with the December 2019 Board meeting and the March Meeting. In addition, the Board had the opportunity to meet with and ask questions of principals of XY Investments. During the course of the Board’s deliberations, the Independent Trustees were represented by independent legal counsel.

In concluding that the approval of the Proposed Agreement was in the best interests of The Emerging Markets Portfolio and consistent with the expectations of its shareholders, the Board gave substantial weight to the Adviser’s views, as well as the Adviser’s assessment of the potential contribution to The Emerging Markets Portfolio of XY Investments’ strategy. The Board also considered the Adviser’s representation that an allocation of approximately 5% of The Emerging Markets Portfolio’s assets is expected to be made to XY Investments subject to changes in the Adviser’s assessment of the markets and related factors. The Board noted the Adviser’s explanation that The Emerging Markets Portfolio is currently underweight China in comparison to its benchmark and belief that an allocation to XY Investments is appropriate to access the China A Shares market.

Other factors considered by the Board in approving the Proposed Agreement included the nature, extent and quality of the services expected to be provided by XY Investments, and the Adviser’s expectations for The Emerging Markets Portfolio and the types of circumstances that may lead the Adviser to recommend changes in the level of assets allocated to XY Investments. The Board also reviewed and considered, among other things, the Adviser’s prior exposure to XY Investments through a private investment; the risk profile of XY Investments’ proposed investment strategy, as well as the risk of investing in China more generally; the qualifications, background and experience of the investment personnel at XY Investments who will be responsible for the day-to-day portfolio management of The Emerging Markets Portfolio’s allocated assets; XY Investments’ experience in managing other funds and accounts; XY Investments’ financial condition; XY Investments’ policies and procedures designed to prevent violations of the Federal Securities laws (as defined in Rule 38a-1 under the Investment Company Act of 1940); and the domestic and foreign regulatory bodies to which XY Investments must report, including the U.S. Securities and Exchange Commission.

The Board also determined that the rate at which XY Investments would be compensated for its services under the Proposed Agreement was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to The Emerging Markets Portfolio managed by other investment advisers (the “peer group”) and with information from XY Investments regarding the fee structures of its similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of The Emerging Markets Portfolio and of the Trust as a whole and the fact that the terms of the Proposed Agreement were determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

The Board was aware of the fact that implementing the proposed engagement would result in an increase in the overall advisory fees paid by The Emerging Markets Portfolio but balanced such increase against the Adviser’s recommendation that access to XY Investments’ strategy would benefit The Emerging Markets Portfolio. The Board also recognized that the overall levels of advisory fees experienced by The Emerging Markets Portfolio depends upon the manner in which its assets are allocated among the various Specialist Managers.

In concluding that implementation of the Proposed Agreement would be appropriate and, further, that approval of the Proposed Agreement was in the best interests of shareholders of The Emerging Markets Portfolio, the Board considered it of importance that, like all of the Portfolios of the Trust, The Emerging Markets Portfolio is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of The Emerging Markets Portfolio are generally available only to such clients.

Information About the Proposed Agreement.

The Proposed Agreement requires the named Specialist Manager to (i) provide a continuous investment program for that portion of The Emerging Markets Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The Proposed Agreement also provides: that XY Investments will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by XY Investments’ willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by XY Investments upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act.

Under the terms of the Proposed Agreement, XY Investments shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 1.00% of the average daily net assets of that portion of The Emerging Markets Portfolio allocated to it.

For more information on the fees and expenses of The Emerging Markets Portfolio, see the pro-forma fee and expense tables in Appendix A.

If the Proposal is approved, the Proposed Agreement will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed Agreement is not approved by The Emerging Markets Portfolio’s shareholders, the current Specialist Managers will continue to manage The Emerging Markets Portfolio while the Board determines the appropriate course of action.

OTHER MATTERS.

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of The Emerging Markets Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING.

The presence of the holders of 40% of the shares of The Emerging Markets Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. Approval of the Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of The Emerging Markets Portfolio. Under the 1940 Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of The Emerging Markets Portfolio’s outstanding voting securities.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of The Emerging Markets Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION.

Management of the Trust.

Information about HC Capital Solutions. Under the terms of two separate discretionary investment advisory agreements (the “HC Agreements”) with the Trust, the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Affected Portfolio’s average net assets. For the fiscal year ended June 30, 2019, the Adviser received advisory fees from The Emerging Markets Portfolio in the amount of $791,000.

The Adviser is a division of Hirtle, Callaghan & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. Jonathan J. Hirtle, Executive Chairman of Hirtle, Callaghan & Co., LLC, serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 10, 2020.

Information about XY Investments.

XY Investments (HK) Ltd (“XY Investments”) is authorized and regulated by the Securities & Futures Commission of Hong Kong and is also registered as an investment adviser with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As of December 31, 2019, XY Investments had approximately $380 million in assets under management. The firm is 50% owned by Shanghai XY Investments LLC, 49% owned by Dr. Tony Tang and 1% owned by Dr. Jeff Ng. Under the terms of the Proposed Agreement, the fees for The Emerging Markets Portfolio would be calculated based on an annual percentage of average daily net assets. These fees would be calculated at the annual rate of 1.00% of the average daily net assets of that portion of The Emerging Markets Portfolio allocated to XY Investments.

Day-to-day portfolio management of those assets of The Emerging Markets Portfolio allocated to XY Investments will be the responsibility of a team led by Cindy Zhou and Tony Tang.

Cindy Zhou, CEO & Co-CIO, is responsible for the stock selection models used throughout XY Investments’ products in addition to the overall management of the business. Prior to founding XY Investments, she was a Senior Research Consultant for global equity selection strategies with AQR Capital Management from 2012 to 2013. Before AQR, Dr. Zhou was responsible for developing and managing quantitative equity alpha strategies, as one of five key research managers in the cross-strategy group at Barclays Global Investors from 2006 to 2011. Dr. Zhou has taught MBA and MFE classes at the Haas School of Business, UC Berkeley and is a frequent speaker at the American Accounting Association, American Finance Association, Review of Accounting Studies, China International Conference in Finance and MIT Asia Conference in Accounting. She received her Ph.D., Accounting and Finance from Tulane University.

Tony Tang, Co-CIO, manages the firm’s tactical allocation and timing models. Before joining XY Investments, he was most recently with Minsheng Tonghui, an insurance company, as Chief Asset Allocation Officer responsible for managing proprietary and external capital. In 2011, Dr. Tang joined AQR Capital Management where he was Global Macro Manager for equity index futures and currency strategies. Tony honed his craft at Barclays Global Investors as Senior Researcher for macro equity, emerging market country, currency, and credit strategies for the Global Ascent Fund from 2007 to 2011. He started his career in Investment Banking with Credit Suisse and Goldman Sachs. Dr. Tang was also an Adjunct Professor at the Haas School of Business, UC Berkeley. He is a Recipient of Shanghai’s 1000 Talent Award in Finance in 2015. Tony graduated from the University of Chicago with a Ph.D., MBA, AB in Finance.

The address of XY Investments’ principal headquarters is 1 Hoi Wan Street, 20/F, Suite 2051, Quarry Bay, Hong Kong. The name and principal occupation of each of the principal executive officers and each director of XY Investments is as follows:

Name	Principal Occupation
Cindy Zhou	CEO and co-CIO
Tony Tang	Co-CIO

XY Investments does not currently provide portfolio management services for any other registered investment companies which have the investment objectives and policies similar to those of The Emerging Markets Portfolio.

Information about the Other Specialist Managers.

The Emerging Markets Portfolio is currently managed by five Specialist Managers: Cadence Capital Management, LLC (“Cadence”); City of London Investment Management Company Limited (“CLIM”); Mellon Investments Corporation (“Mellon”); Parametric Portfolio Associates, LLC (“Parametric”); and RBC Global Asset Management (UK) Limited (“RBC GAM”).

Cadence’s principal offices are located at 265 Franklin Street, Boston, MA 02110. Cadence receives a fee from The Emerging Markets Portfolio calculated based on the average daily net assets of that portion of the assets of The Emerging Markets Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including multiple Portfolios of the Trust as well as accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%. During the fiscal year ended June 30, 2019, Cadence was not allocated assets of The Emerging Markets Portfolio.

CLIM’s principal offices are located at 77 Gracechurch Street, London, EC3V 0AS, United Kingdom (UK) and has its U.S. office in Coatesville, Pennsylvania. For its services to The Emerging Markets Portfolio, CLIM receives an annual fee, calculated daily and payable monthly, based on an annual percentage of the average daily net assets of The Emerging Markets Portfolio allocated to CLIM from time to time at the rate of 1.00% on the first $100 million in Combined Assets; 0.80% on the next $100 million and 0.50% thereafter. For The Emerging Markets Portfolio, “Combined Assets” shall mean the sum of: the average daily net assets managed by CLIM in The Emerging Markets Portfolio; and the net assets invested in the same strategy as that Portfolio that are managed by CLIM for the benefit of certain other investors who are clients of the Adviser. During the fiscal year ended June 30, 2019, CLIM was not allocated assets of The Emerging Markets Portfolio.

Mellon’s principal offices are located at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108. Mellon receives a fee from The Emerging Markets Portfolio calculated based on the average daily net assets of that portion of the assets of The Emerging Markets Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including multiple Portfolios of the Trust as well as accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%. During the fiscal year ended June 30, 2019, Mellon received fees of 0.13% of the average daily net assets for the portion of The Emerging Markets Portfolio allocated to Mellon.

Parametric’s principal officers are located at 800 Fifth Ave, Suite 2800, Seattle, WA 98104.

For its services related to its related to its Liquidity Strategy, Parametric receives a fee from The Emerging Markets Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of the Trust’s Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to any given Portfolio will be waived with respect to each calendar month during which no assets of such Portfolio were allocated to Parametric for investment in their Liquidity Strategy. During the fiscal year ended June 30, 2019, Parametric received fees of 0.13% for the portion of The Emerging Markets Portfolio allocated to Parametric’s Liquidity Strategy.

For its services related to its related to its Targeted Strategy, Parametric receives a fee from The Emerging Markets Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the Targeted Strategy Assets (as defined below). The term “Targeted Strategy Assets” means the sum of the net assets of that portion of each of the Trust’s Portfolios allocated to Parametric from time-to-time in their Targeted Strategy. Parametric shall also be entitled to receive a flat fee of $5,000 per year, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy Assets. During the fiscal year ended June 30, 2019, Parametric was not allocated assets of The Emerging Markets Portfolio with respect to the Targeted Strategy.

For its services related to its Tax-Managed Custom Core Strategy, Parametric receives a fee from The Emerging Markets Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Core Assets (as defined below); 0.09% of the next $250 million of the Combined Tax-Managed Custom Core Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Core Assets; and 0.07% on Combined Tax-Managed Assets over $1 billion. The term “Combined Tax-Managed Custom Core Assets” means the sum of the net assets of that portion of each of the Trust’s Portfolios allocated to Parametric from time-to-time in their Tax-Managed Custom Core Strategy. During the fiscal year ended June 30, 2019, Parametric was not allocated assets of The Emerging Markets Portfolio with respect to the Tax-Managed Custom Core Strategy.

RBC GAM’s principal offices are located at 77 Grosvenor Street, London, W1K 3JR. For its services with respect to the portion of The Emerging Markets Portfolio allocated to RBC GAM (the “Account”), RBC GAM receives a fee calculated at an annual rate of 0.80% of the first $100 million of Combined Assets; 0.65% of the next $150 million of Combined Assets; and 0.60% of Combined Assets in excess of $250 million. Combined Assets refers to the aggregate of all assets of The Emerging Markets Portfolio managed by RBC GAM and any assets of other clients of the Adviser managed by RBC GAM using the same strategy. During the fiscal year ended June 30, 2019, RBC GAM received a fee of 0.68% of the average daily net assets of The Emerging Markets Portfolio.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219.

Distribution Services. Ultimus Fund distributors, LLC (“Ultimus”) provides certain services to the Trust pursuant to an agreement most recently approved by the Board on December 10, 2019, in connection with the issuance and sale of shares of the several portfolios of the Trust. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services provided by Ultimus are limited and are not primarily intended to result in the sale of Trust shares. Ultimus will receive an annual fee of $50,000 for performing the services listed under its agreement. The principal offices of Ultimus are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of The Emerging Markets Portfolio as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Portfolio, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of The Emerging Markets Portfolio.

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Dated: March 27, 2020

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

APPENDIX A

Pro Forma Fee and Expense Table: The Emerging Markets Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Emerging Markets Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rate at which XY Investments would be compensated under the Proposed Agreement is higher than the fee schedule currently applicable to any of the Specialist Managers currently serving the Portfolio. Accordingly, the overall level of advisory fees payable by the Portfolio is expected to increase relative to advisory fees currently being incurred by the Portfolio.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2019 with the advisory fees that would have been incurred during such periods had XY Investments served the Portfolio during such period under the terms of the Proposed Agreement.

HC Strategic Shares

Pro Forma with respect to the FYE June 30, 2019

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2019 were approximately $1.47 billion.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Cadence; 0% to CLIM; 73% to Mellon; 3% to Parametric’s Liquidity Strategy; 0% to Parametric’s Tax-Managed Strategy; 0% to Parametric’s Targeted Strategy and 24% to RBC GAM.

For the fee table if the Proposed Agreement is approved, the figures shown assume an eventual projected allocation of: 0% to Cadence; 0% to CLIM; 68% to Mellon; 4% to Parametric’s Liquidity Strategy; 0% to Parametric’s Tax-Managed Strategy; 0% to Parametric’s Targeted Strategy; 23% to RBC GAM; and 5% to XY Investments.

	Fees as of 6/30/2019	Fees Including Proposed Agreement as of 6/30/2019
Management Fees*	0.31%	0.35%
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.49%	0.53%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreement had been in place during such period
1 year	$50	$54
3 years	$157	$170
5 years	$274	$296
10 years	$616	$665

HC Advisors Shares

Pro Forma with respect to the FYE June 30, 2019

As of June 30, 2019, there were no net assets in the Portfolio’s HC Advisors Shares.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Cadence; 0% to CLIM; 73% to Mellon; 3% to Parametric’s Liquidity Strategy; 0% to Parametric’s Tax-Managed Strategy; 0% to Parametric’s Targeted Strategy and 24% to RBC GAM.

For the fee table if the Proposed Agreement is approved, the figures shown assume an eventual projected allocation of: 0% to Cadence; 0% to CLIM; 68% to Mellon; 4% to Parametric’s Liquidity Strategy; 0% to Parametric’s Tax-Managed Strategy; 0% to Parametric’s Targeted Strategy; 23% to RBC GAM; and 5% to XY Investments.

	Fees as of 6/30/2019	Fees Including Proposed Agreement as of 6/30/2019
Management Fees*	0.31%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.74%	0.78%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreement had been in place during such period
1 year	$76	$80
3 years	$237	$249
5 years	$411	$433
10 years	$918	$966

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT

For The Emerging Markets Portfolio

This Portfolio Management Agreement (“Agreement”) is made as of the          day of                  2020, between XY Investments (HK) Limited, a Hong Kong limited company (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”), that offers several series of shares of beneficial interests representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Emerging Markets Portfolio of the Trust (“Portfolio”) that may from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees (“Board,” and each member thereof, “Trustee”), and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust.

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with (a) this Agreement, (b) the investment objectives, policies and restrictions applicable to the Portfolio in the then current Registration Statement of the Trust and (c) the Investment Company Act and the rules and regulations promulgated thereunder and any other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may from time to time be allocated to it by, or under the supervision of, the Board, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all or a portion of the assets of the Portfolio, and that the Board and/or HC Capital Solutions (a division of Hirtle, Callaghan & Co., LLC), the Trust’s investment adviser (the “Adviser”), has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board and the Adviser, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold, the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records that reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or which are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s Registration Statement and monitoring investments made in the Account to ensure (A) compliance with the various limitations on investments applicable to the Portfolio under the Investment Company Act and (B) that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and

(iv) render regular reports to the Trust concerning the performance by Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board or Adviser, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust or Advisor upon reasonable notice, to review the investments and investment program of the Account.

(c) Portfolio Manager will promptly report to the Trust any transactions or holdings of which it has knowledge which may violate (a) this Agreement, (b) the investment objectives, policies and restrictions applicable to the Portfolio in the then current Registration Statement of the Trust or (c) the Investment Company Act or the rules and regulations promulgated thereunder or any other applicable federal securities laws.

(d) Portfolio Manager shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested and shall do so in the best interests of the Trust’s shareholders and in accordance with applicable law.

(e) Responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issuer of securities held in or formerly held in the Account or to advise or take any action with respect to any litigation shall remain with the Trust, and Portfolio Manager shall not have any responsibility to, and shall not, initiate, consider or participate in any such matters on behalf of the Account. However, Portfolio Manager shall reasonably consult with the Trust’s requests in this regard.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall seek to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that such practice is subject to review by the Board. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder.

4. Expenses and Compensation. (a) Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. Notwithstanding the foregoing, the Portfolio Manager shall bear its own operating and overhead expenses attributable to the provision of its investment management services, as well as all travel and related expenses.

(b) Subject to the foregoing, the actual fee that the Portfolio Manager shall be entitled to receive from the Portfolio shall be calculated daily and payable monthly in arrears at the annual rate of 1%. Notwithstanding the foregoing, the annual rate shall be reduced to .9% once the assets under management with respect to the Portfolio Manager’s (and its affiliates) Offshore Strategy exceeds $2 billion. Fees for partial periods shall be prorated for the portion of the period for which services were rendered. For purposes of this Agreement “Offshore Strategy” shall mean any vehicle, fund, account or other product utilizing a quantitative enhanced index investment strategy of investing in the China A-share market, but excluding any vehicle, fund, account or product dedicated solely to the Portfolio Manager’s Shanghai business.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Portfolio, except a loss to the Account resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 5(a), the term “Portfolio Manager” shall include any affiliates of the Portfolio Manager, and the partners, shareholders, directors, officers and employees of the Portfolio Manager and such affiliates.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the information set forth in the Portfolio Manager’s current Form ADV; or (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 8 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (A) at least 10 business days prior to the date on which it will become effective, in the case of a Registration Statement; (B) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (C) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s Registration Statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are furnished to shareholders of the Trust and/or filed with the SEC.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust from any claims, liabilities and expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s then current Form ADV, or information provided, in writing, in accordance with Section 8 of this Agreement or otherwise, to the extent that such information was furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filing, provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a Registration Statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. As used in this Section 5(c), the term “Trust” shall include the Trust, the Adviser and each of their affiliates, and the Trustees, partners, shareholders, directors, officers and employees of the Trust, the Adviser and such affiliates.

(d) In the event that a legal proceeding is commenced against the Trust or its associated persons on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust and its associated persons pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust and its associated persons except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5(c) shall not apply unless upon receipt by the Trust or its associated persons of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; or (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio or actions of the Board. Furthermore, the Portfolio Manager will (A) have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement and (B) not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(g) Notwithstanding any of the foregoing to the contrary, the provisions of this Section 5 shall not be construed so as to provide for the exculpation or indemnification of any party for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on parties that act in good faith), to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law.

(h) The provisions of this Section 5 shall survive termination of this Agreement.

6. Duration, Termination and Amendments. (a) This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two (2) years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person (if required by law) at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board who are not “interested persons” of the Trust or any investment adviser to the Trust (“Independent Trustees”).

(b) This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty (60) days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement shall terminate upon its assignment. Upon any termination, the Portfolio Manager shall cooperate in good faith and shall use its reasonable best efforts to transition the investment management services provided for herein on the terms and within such period of time as reasonably requested by the Trust.

(c) This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby; provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding voting securities, such approval must be obtained before any such amendment may become effective.

(d) For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

7. Confidentiality; Use of Name. (a) Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers), and that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information”). The parties agree that their respective officers and employees shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information and will not use or disclose information contained in, or derived from such Confidential Information for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets; provided, however, that this shall not apply in the case of: (i) information that is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; (ii) information rightfully received from another party prior to its receipt from the disclosing party; (iii) information that is independently developed by the receiving party without reliance upon or use of any Confidential Information; and (iv) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall provide the disclosing party with written notice and request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such Confidential Information shall be made aware of its proprietary nature and shall likewise treat such materials as confidential.

(b) It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle, Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (collectively, “HC Marks”), are valuable property of HCC and that the use of the HC Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that, other than for the purpose of complying with regulatory requirements, it will not use any HC Mark without the prior written consent of the Trust and that HCC and its affiliates own and will retain all right, title and interest in and to the HC Marks.

(c) Portfolio Manager grants to the Trust and its agents (including the Adviser) a non-exclusive and non-transferable permission to use the “XY Investments” name and any logo or mark associated therewith (whether now or in the future) (collectively, “Portfolio Manager Marks”) for the purpose of display in the Trust’s marketing materials and sales literature. No other use of the Portfolio Manager Marks is permitted unless agreed otherwise in writing by Portfolio Manager. The Trust and its agents shall not place or depict the Portfolio Manager Marks in any manner that would tend to denigrate, disparage, tarnish, dilute, misrepresent or otherwise adversely affect or take advantage of such Portfolio Manager Marks. The Trust and its agents acknowledge that the Portfolio Manager and its affiliates own and will retain all right, title and interest in and to the Portfolio Manager Marks. Furthermore, Portfolio Manager consents to use of its performance data, biographical data and other pertinent data by the Trust and its agents for use in marketing and sales literature. The license granted hereunder shall expire one (1) year after the Portfolio Manager is no longer managing the Account, other than in the case of any use of the Portfolio Manager Marks in any Registration Statement or similar legally mandated disclosure document during the time that such document remains in effect.

(d) The provisions of this Section 7 shall survive termination of this Agreement.

8. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio Manager with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to laws, regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information and Portfolio Manager agrees that it will respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the management of the Account or preparation of any registration statement, proxy materials, report or other document required under applicable state or Federal laws to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

(d) Portfolio Manager is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator.

(e) Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders, Board, Trustees, officers, employees or agents of the Trust.

9. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services, and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

10. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

HC Capital Trust

300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

Attention: General Counsel

If to Portfolio Manager:

XY Investments (HK) Limited

1 Hoi Wan Street, Chinachem Exchange Square, 20/F, Unit 2051

Quarry Bay, Hong Kong

Attention: Tony Tang

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral, of the parties in connection therewith. No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

12. Form ADV. The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Board.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	XY Investments (HK) Limited

By:

ATTEST:	HC Capital Trust (on behalf of The Emerging Markets Portfolio)

By:

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E49433-S73748	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:				For	Against	Abstain

1. Approval of a portfolio management agreement between the Trust, on behalf of The Emerging Markets Portfolio, and XY Investments (HK) Ltd (“XY Investments”).				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

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E49434-S73748

SPECIAL MEETING OF SHAREHOLDERS

OF THE EMERGING MARKETS PORTFOLIO OF

HC CAPITAL TRUST

APRIL 30, 2020

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Thursday, April 30, 2020 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.